THE COLONIAL FUND

                             CLASS A, B AND C SHARES
                  SUPPLEMENT TO PROSPECTUS DATED MARCH 1, 2000
             (REPLACING SUPPLEMENTS DATED MAY 17, 2000, JUNE 23, 2000,
        AUGUST 1, 2000, AUGUST 2, 2000, AUGUST 21, 2000 and DECEMBER 29, 2000)


     The Fund's prospectus is amended as follows:

1.   Effective July 14, 2000, the Fund changed its name to "The Liberty Fund."

2. Effective February 2, 2001, the sub-caption PRIMARY INVESTMENT STRATEGIES under the caption The Fund is renamed PRINCIPAL INVESTMENT STRATEGIES and is amended in its entirety as follows:

     The Fund invests in both equity and debt securities of U.S. and foreign issuers. The Fund's investment advisor adjusts the Fund's allocation of equity and debt securities based on the investment advisor's assessment of the relative risk and expected performance of the stock and bond markets. Under normal market conditions, at least 25% of the Fund's assets will be invested in debt securities.

     Equity Securities

     In selecting equity securities for the Fund's portfolio, the investment advisor will invest the Fund's assets primarily in stocks of U.S. and foreign companies with market capitalizations above $1 billion.

     Debt Securities

     In selecting debt securities for the Fund's portfolio, the investment advisor will invest the Fund's assets in the following categories:

      o U.S. government securities (including U.S. Treasuries and mortgage-backed securities issued or guaranteed by the U.S. government, its agents or instrumentalities);
      o Investment grade debt securities (including mortgage or asset-backed securities issued by a private entity or corporate bonds);
      o    Lower-rated debt securities;
      o Securities issued by foreign governments, government-related entities, or guaranteed by foreign governments; and
      o Securities issued by foreign companies.

     Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under the caption "Other Investment Strategies and Risks".

3. The sub-caption PRIMARY INVESTMENT RISKS under the caption THE FUND is renamed PRINCIPAL INVESTMENT RISKS and is amended as follows:

     The paragraph beginning with "Market risk" is replaced with:

     Management risk means that the investment advisor's stock and bond selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment goals. Market risk means that security prices in a market, sector or industry may move down. Downward movements will reduce the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goals or perform favorably compared with similar funds.

     The following paragraphs are added:

     Lower-rated debt securities, commonly referred to as "junk bonds", involve greater risk of loss due to credit deterioration and are less liquid, especially during periods of economic uncertainty or change, than higher-quality debt securities. Lower-rated debt securities have the added risk that the issuer of the security may default and not make payment of interest or principal.

     The securities issued by mid-capitalization companies may have more risk than those of larger companies. These securities may be more susceptible to market downturns, and their prices could be more volatile.

     Foreign securities are subject to special risks. Foreign stock markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income and capital gains available to distribute to shareholders. Other risks include the following: possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; and possible seizure, expropriation or nationalization of the company or its assets or imposition of currency exchange controls.

     Smaller companies are more likely than larger companies to have limited product lines, operating histories, markets or financial resources. They may depend heavily on a small management team. Stocks of smaller companies may trade less frequently, may trade in smaller volumes and may fluctuate more sharply in price than stocks of larger companies. In addition, they may not be widely followed by the investment community, which can lower the demand for their stocks.

4. The subsection PERFORMANCE HISOTRY under the section THE FUND is amended to reflect a change in the Fund's primary benchmark from the Russell 1000 Index (Russell Index) to the Standard & Poor's 500 Index (S&P Index). The S&P Index is an unmanaged index that tracks performance of 500 widely held, large capitalization U.S. stocks. The Fund's advisor believes that the S&P Index is more representative of the Fund's investment philosophy and should create more meaningful performance comparisons. The Fund's returns are also compared to the Lehman Brothers Aggregate Bond Index (Lehman Index) and the Morningstar Domestic Hybrid Category Average (Morningstar Average). The Lehman Index is a market value-weighted index that tracks the daily price, coupon, pay-downs, and total return performance of fixed-rate, publicly placed, dollar-denominated, and non-convertible investment grade debt issues with at least $100 million par amount outstanding and with at least one year to final maturity. The Morningstar Average, which is calculated by Morningstar, Inc., is composed of funds with similar investment styles as measured by their underlying portfolio holdings. Morningstar, Inc. does not warrant its information to be accurate, correct, complete or timely. Morningstar, Inc. shall not be responsible for investment decisions, damages or other losses resulting from use of the averages and has not granted consent for it to be considered or deemed an "expert" under the Securities Act of 1933. Sales charges are not reflected in the Morningstar Average.

Accordingly, the table Average Annual Total Returns - for periods ended December 31, 1999 is amended in its entirety as follows:

                                              1 Year         5 Years       10 Years

   Class A (%)                                 2.45            17.01        12.47
   --------------------------------------- -------------- -------------- -------------
   Class B (%)                                 3.20            17.33        12.50(1)
   --------------------------------------- -------------- -------------- -------------
   Class C (%)                                 7.05            17.99(1)     12.94(1)
   --------------------------------------- -------------- -------------- -------------
   S&P Index (%)                               21.03           28.54        18.19
   --------------------------------------- -------------- -------------- -------------
   Russell Index (%)                           20.91           28.04(1)     18.13(1)
   --------------------------------------- -------------- -------------- -------------
   Lehman Index (%)                            -0.82            7.73         7.70
   --------------------------------------- -------------- -------------- -------------
   Morningstar Average (%)                      8.77           15.60        11.37


[FN]
(1) Class B and Class C are newer classes of shares. Their performance information includes returns of the Fund's Class A shares (the oldest existing fund class) for periods prior to the inception of the newer classes of shares. The Class A share returns are not restated to reflect any differences in expenses (such as Rule 12b-1 fees) between Class A shares and the newer classes of shares. If differences in expenses were reflected, the returns for periods prior to the inception of the newer classes of shares would be lower. Class A shares were initially offered on April 30, 1982, Class B shares were initially offered on May 5, 1992, and Class C shares were initially offered on August 1, 1997.



5. Effective February 26, 2001, the sub-caption INVESTMENT ADVISOR under the caption MANAGING THE FUND is renamed INVESTMENT ADVISOR ABD SUB-ADVISOR and amended as follows:

     Unibank Securities, Inc., which is changing its name to Nordea Securities, Inc. and will do business in the U.S. as Nordea Investment Management (Nordea), has been retained by Colonial Management Associates, Inc. (Colonial), the investment advisor to the Fund, as subadvisor to manage a portion of the Fund's foreign securities. The sub-advisory agreement with Nordea, which was approved by shareholders of the Fund at a special meeting held on January 25, 2001, provides that Colonial shall pay Nordea a monthly fee at the annual rate of 0.40% of the average daily net asset value of that portion of the Fund's assets under management by Nordea.

     Nordea, located at 13-15 West 54th Street, New York, NY 10019, has advised and managed mutual funds since 1994. Nordea offers a range of equity investment products and services to institutional clients, including private and public retirement funds, unions, endowments, foundations and insurance companies, as well as to mutual fund sponsors on a subadvisory basis. Nordea is an indirect, wholly-owned subsidiary of Unibank A/S, which in turn is a direct, wholly-owned subsidiary of Nordea Companies Denmark (formerly named Unidanmark A/S), which in turn is a direct, wholly-owned subsidiary of Nordea AB (formerly named Nordic Baltic Holdings Group), one of Scandinavia's leading financial institutions.

6.   Effective  July 14,  2000,  John E. Lennon no longer  co-managed  the Fund.
     Effective August 1, 2000, Peter Wiley no longer co-managed the Fund, and Harvey Hirschhorn, Scott Schermerhorn and Richard C. Petrino began co-managing the Fund. Effective January 1, 2001, Leslie W. Finnemore and Ann T. Peterson no longer co-managed the Fund, and Michael Kennedy and Scott Richards and Laura Ostrander began co-managing the fixed income assets of the Fund.

     Therefore, the sub-caption, PORTFOLIO MANAGERS, under the caption MANAGING THE FUND is replaced with the following:

     HARVEY B. HIRSCHHORN, CFA, a senior vice president of Colonial, is the lead portfolio manager of the Fund and has managed the Fund since August, 2000. Mr. Hirschhorn is an executive vice president and chief economist and investment strategist of Stein Roe & Farnham Incorporated (Stein Roe), an affiliate of Colonial, and has been affiliated with and has managed various other funds for Stein Roe since 1973.

     SCOTT SCHERMERHORN, a senior vice president of Colonial, has co-managed the Fund since August, 2000. Mr. Schermerhorn has managed various other funds at Colonial since October, 1998. Prior to joining Colonial, Mr.
     Schermerhorn was the head of the value team at Federated Investors from May, 1996 to October, 1998 where he managed the American Leader Fund, Federated Stock Trust and Federated Stock and Bond Fund as well as other institutional accounts. Prior to 1996, Mr. Schermerhorn was a member of the growth and income team at J&W Seligman.

     RICHARD C. PETRINO, CFA, an assistant vice president of Colonial, has co-managed the Fund since August, 2000. Mr. Petrino has been a research associate, research analyst and an associate manager for other Colonial funds since 1994.

     MICHAEL T. KENNEDY, CFA, a senior vice president of Colonial, has co-managed the Fund since January, 2001. Mr. Kennedy is a senior vice president of Stein Roe and has been affiliated with and has managed various other funds for Stein Roe since 1987.

     LAURA A. OSTRANDER, a senior vice president of Colonial, has co-managed the Fund since January, 2001 and has co-managed various other Colonial funds since December, 1996. Prior to joining Colonial, Ms. Ostrander was a portfolio manager with American Express Financial Advisers from July, 1994 to November, 1996.

     SCOTT B. RICHARDS, CFA, a senior vice president of Colonial, has co-managed the Fund since January, 2001 and has been the lead manager of another Colonial fund since July, 1999. Prior to joining Colonial, Mr. Richards was employed with State Street Research & Management Company as a vice president and portfolio manager since 1994.

     Nordea's investment decisions are made by a team. No single individual at Nordea is primarily responsible for making investment decisions with respect to the Fund.

[SIDE BAR]

UNDERSTANDING EXPENSES

SALES CHARGES are paid directly by shareholders to Liberty Funds Distributor, Inc., the Fund's distributor.

ANNUAL FUND OPERATING EXPENSES are deducted from the Fund. They include management fees, 12b-1 fees and administrative costs including pricing and custody services.

EXAMPLE EXPENSES help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. It uses the following hypothetical conditions:

o $10,000 initial investment

o 5% total return for each year

o Fund operating expenses remain
  the same

o Assumes reinvestment of all dividends and distributions

o Assumes Class B shares convert to Class A shares after eight years

[END SIDE BAR]

      7. The Annual Fund Operating Expenses table and the Example Expenses table under the caption YOUR EXPENSES are revised in their entirety as follows:

ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)

                                                     CLASS A      CLASS B      CLASS C

Management fee (%)                                     0.53        0.53        0.53
--------------------------------------------------- ----------- ----------- -----------
Distribution and service (12b-1) fees (2) (%)          0.24        0.99        0.99
--------------------------------------------------- ----------- ----------- -----------
Other expenses (%)                                     0.35        0.35        0.35
--------------------------------------------------- ----------- ----------- -----------
Total annual fund operating expenses (%)               1.12        1.87        1.87

[FN]
(2) The annual service fee portion of the 12b-1 fee may equal up to 0.15% on net assets attributable to shares issued prior to April 1, 1989 and 0.25% on net assets attributable to shares issued thereafter. This arrangement results in a rate of service fee that is a blend between the 0.15% and 0.25% rates.

EXAMPLE EXPENSES (YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER)

 CLASS                                    1 YEAR     3 YEARS     5 YEARS     10 YEARS

 Class A                                   $683        $911       $1,156      $1,860
 --------------------------------------- ---------- ----------- ----------- -----------
 Class B: did not sell your shares         $190        $588       $1,011      $1,995

          sold all your shares at
          the end of the period            $690        $888       $1,211      $1,995
 --------------------------------------- ---------- ----------- ----------- -----------
 Class C: did not sell your shares         $190        $588       $1,011      $2,190

          sold all your shares at
          the end of the period            $290        $588       $1,011      $2,190




      8. The caption DISTRIBUTION AND SERVICE FEES is revised in its entirety as follows:

DISTRIBUTION AND SERVICE FEES
-------------------------------------------------------------------------------
The Fund has adopted a plan under Rule 12b-1 that permits it to pay the Fund's distributor marketing and other fees to support the sale and distribution of Class A, B and C shares and certain services provided to you by your financial advisor. The annual service fee is calculated by adding (1) 0.15% on net assets attributable to shares issued prior to April 1, 1989 and (2) 0.25% on net assets attributable to shares issued thereafter. This arrangement results in a rate of service fees payable by the Fund that is a blend between the 0.15% and 0.25% rates. For the fiscal year ended October 31, 1999, the service fee was 0.24% of the Fund's average net assets. The annual distribution fee may equal up to 0.75% for each of Class B and Class C shares. Distribution and service fees are paid out of the assets of these classes. Over time, these fees may reduce the return on your investment and may cost you more than paying other types of sales charges. Class B shares automatically convert to Class A shares after a certain number of years, eliminating the distribution fee upon conversion. Conversion may occur three, four or eight years after purchase, depending on the program you purchased your shares under. See "Your Account; Sales Charges" for the conversion schedule applicable to Class B shares.

9. Effective August 1, 2000, the Class A contingent deferred sales charge (CDSC) and the commission schedule on purchases over $1 million changed as follows:

The footnote to the table "Class A Sales Charges" under the sub-caption SALES CHARGES under the caption YOUR ACCOUNT is revised as follows:

Class A shares bought without an initial sales charge in accounts aggregating $1 million to $25 million at the time of purchase are subject to a 1% CDSC if the shares are sold within 18 months of the time of purchase. Subsequent Class A purchases that bring your account value above $1 million are subject to a CDSC if redeemed within 18 months of the date of purchase. The 18 month period begins on the first day of the month following each purchase. The contingent deferred sales charge does not apply to retirement plans purchased through a fee-based program.

10. The following replaces the table called "Purchases Over $1 Million" under the sub-caption SALES CHARGES under the caption YOUR ACCOUNT:

             AMOUNT PURCHASED                      COMMISSION %
             First $3 million                          1.00
             $3 million to less than $5 million        0.80
             $5 million to less than $25 million       0.50
             $25 million or more                       0.25*

* Paid over 12 months but only to the extent the shares remain outstanding.

For Class A share purchases by participants in certain group retirement plans offered through a fee-based program, financial advisors receive a 1% commission from the distributor on all purchases of less than $3 million.

721-36/608E-0101                                                FEBRUARY 2, 2001

                                THE COLONIAL FUND

                                 CLASS Z SHARES
                   SUPPLEMENT TO PROSPECTUS DATED MARCH 1, 2000
     (REPLACING SUPPLEMENTS DATED MAY 17, 2000, JUNE 23, 2000, AUGUST 2, 2000
             AUGUST 15, 2000, AUGUST 21, 2000 AND DECEMBER 29, 2000)

The Fund's prospectus is amended as follows:

1.   Effective July 14, 2000, the Fund's name was changed to "The Liberty Fund."

2. Effective February 2, 2001, the sub-caption PRIMARY INVESTMENT STRATEGIES under the caption THE FUND is renamed PRINCIPAL INVESTMENT STRATEGIES and is amended in its entirety as follows:

     The Fund invests in both equity and debt securities of U.S. and foreign issuers. The Fund's investment advisor adjusts the Fund's allocation of equity and debt securities based on the investment advisor's assessment of the relative risk and expected performance of the stock and bond markets. Under normal market conditions, at least 25% of the Fund's assets will be invested in debt securities.

     Equity Securities

     In selecting equity securities for the Fund's portfolio, the investment advisor will invest the Fund's assets primarily in stocks of U.S. and foreign companies with market capitalizations above $1 billion.

     Debt Securities

     In selecting debt securities for the Fund's portfolio, the investment advisor will invest the Fund's assets in the following categories:

       o U.S. government securities (including U.S. Treasuries and mortgage-backed securities issued or guaranteed by the U.S. government, its agents or instrumentalities);
       o Investment grade debt securities (including mortgage or asset-backed securities issued by a private entity or corporate bonds);
       o  Lower-rated debt securities;
       o Securities issued by foreign governments, government-related entities, or guaranteed by foreign governments; and
       o  Securities issued by foreign companies.

     Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under the caption "Other Investment Strategies and Risks".

3. The sub-caption PRIMARY INVESTMENT RISKS under the caption THE FUND is renamed PRINCIPAL INVESTMENT RISKS and is amended as follows:

     The paragraph beginning with "Market risk" is replaced with:

     Management risk means that the investment advisor's stock and bond selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment goals. Market risk means that security prices in a market, sector or industry may move down. Downward movements will reduce the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goals or perform favorably compared with similar funds.

     The following paragraphs are added:

     Lower-rated debt securities, commonly referred to as "junk bonds", involve greater risk of loss due to credit deterioration and are less liquid, especially during periods of economic uncertainty or change, than higher-quality debt securities. Lower-rated debt securities have the added risk that the issuer of the security may default and not make payment of interest or principal.

     The securities issued by mid-capitalization companies may have more risk than those of larger companies. These securities may be more susceptible to market downturns, and their prices could be more volatile.

     Foreign securities are subject to special risks. Foreign stock markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income and capital gains available to distribute to shareholders. Other risks include the following: possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; and possible seizure, expropriation or nationalization of the company or its assets or imposition of currency exchange controls.

     Smaller companies are more likely than larger companies to have limited product lines, operating histories, markets or financial resources. They may depend heavily on a small management team. Stocks of smaller companies may trade less frequently, may trade in smaller volumes and may fluctuate more sharply in price than stocks of larger companies. In addition, they may not be widely followed by the investment community, which can lower the demand for their stocks.

4. Effective February 26, 2001, the sub-caption INVESTMENT ADVISOR under the caption MANAGING THE FUND is renamed to INVESTMENT ADVISOR AND SUB-ADVISOR and amended as follows:

     Unibank Securities, Inc., which is changing its name to Nordea Securities, Inc. and will do business in the U.S. as Nordea Investment Management (Nordea), has been retained by Colonial Management Associates, Inc. (Colonial), the investment advisor to the Fund, as subadvisor to manage a portion of the Fund's foreign securities. The sub-advisory agreement with Nordea, which was approved by shareholders of the Fund at a special meeting held on January 25, 2001, provides that Colonial shall pay Nordea a monthly fee at the annual rate of 0.40% of the average daily net asset value of that portion of the Fund's assets under management by Nordea.

     Nordea, located at 13-15 West 54th Street, New York, NY 10019, has advised and managed mutual funds since 1994. Nordea offers a range of equity investment products and services to institutional clients, including private and public retirement funds, unions, endowments, foundations and insurance companies, as well as to mutual fund sponsors on a subadvisory basis. Nordea is an indirect, wholly-owned subsidiary of Unibank A/S, which in turn is a direct, wholly-owned subsidiary of Nordea Companies Denmark (formerly named Unidanmark A/S), which in turn is a direct, wholly-owned subsidiary of Nordea AB (formerly named Nordic Baltic Holdings Group), one of Scandinavia's leading financial institutions.

5. The categories of investors who are eligible to purchase Class Z shares is revised. The following investors are now eligible to purchase Class Z shares: (i) clients of broker-dealers or registered investment advisors that both recommend the purchase of Fund shares and charge such clients an asset-based fee; (ii) a retirement plan (or the custodian for such plan) with aggregate plan assets of at least $5 million at the time of purchase and which purchases shares directly from Liberty Funds Distributor, Inc., the Funds' distributor, or through a third party broker-dealer; (iii) any insurance company, trust company or bank purchasing shares for its own account; (iv) any endowment, investment company or foundation; (v) clients of investment advisory affiliates of the distributor provided that the clients meet certain criteria established by the distributor and its affiliates; (vi) any shareholder (or family member of such shareholder) who owned shares of any of the funds of Liberty Acorn Trust on September 29, 2000 (when all of the then outstanding shares of Liberty Acorn Trust on September 29, 2000 (when all of the then outstanding shares of Liberty Acorn Trust were re-designated Class Z shares) and who has since then continued to own shares of any funds distributed by Liberty Funds Distributor, Inc.; (vii) any person investing all or part of the proceeds of a distribution, roll over or transfer of assets into a Liberty IRA, from any deferred compensation plan which was a shareholder of any of the funds of Liberty Acorn Trust on September 29, 2000, in which the investor was a participant and through which the investor invested in one or more of the funds of Liberty Acorn Trust immediately prior to the distribution, roll over or transfer; (viii) any trustee of Liberty Acorn Trust, any employee of Liberty Wanger Asset Management, L.P., or a member of the family of such trustee or employee; and (ix) any person or entity listed in the account registration for any account (such as joint owners, trustees, custodians, and designated beneficiaries) that held shares of any of the funds of Liberty Acorn Trust on September 29, 2000 and that has since then continued to hold shares of any fund distributed by Liberty Funds Distributor, Inc. Initial purchases of Class Z shares are subject to a minimum purchase amount of $100,000, except that purchases by (a) retirement plans described in clause (ii) above are not subject to any initial investment minimum, and (b)investors described in clauses (vi),
     (viii) and (ix) above are subject to a minimum purchase amount of $1,000. The Funds reserve the right to change the investment minimums.

6.   Effective  July 14,  2000,  John E. Lennon no longer  co-managed  the Fund.
     Effective August 1, 2000, Peter Wiley no longer co-managed the Fund, and Harvey Hirschhorn, Scott Schermerhorn and Richard C. Petrino began co-managing the Fund. Effective January 1, 2001, Leslie W. Finnemore and Ann T. Peterson no longer co-managed the Fund, and Michael Kennedy and Scott Richards and Laura Ostrander began co-managing the fixed income assets of the Fund.

     Therefore, the sub-caption, PORTFOLIO MANAGERS, under the caption MANAGING THE FUND is replaced with the following:

     HARVEY B. HIRSCHHORN, CFA, a senior vice president of Colonial Management Associates, Inc. (Colonial), is the lead portfolio manager of the Fund and has managed the Fund since August, 2000. Mr. Hirschhorn is an executive vice president and chief economist and investment strategist of Stein Roe & Farnham Incorporated (Stein Roe), an affiliate of Colonial, and has been affiliated with and has managed various other funds for Stein Roe since 1973.

     SCOTT SCHERMERHORN, a senior vice president of Colonial, has co-managed the Fund since August, 2000. Mr. Schermerhorn has managed various other funds at Colonial since October, 1998. Prior to joining Colonial, Mr.
     Schermerhorn was the head of the value team at Federated Investors from May, 1996 to October, 1998 where he managed the American Leader Fund, Federated Stock Trust and Federated Stock and Bond Fund as well as other institutional accounts. Prior to 1996, Mr. Schermerhorn was a member of the growth and income team at J&W Seligman.

     RICHARD C. PETRINO, CFA, an assistant vice president of Colonial, has co-managed the Fund since August, 2000. Mr. Petrino has been a research associate, research analyst and an associate manager for other Colonial funds since 1994.

     MICHAEL T. KENNEDY, CFA, a senior vice president of Colonial, has co-managed the Fund since January, 2001. Mr. Kennedy is a senior vice president of Stein Roe and has been affiliated with and has managed various other funds for Stein Roe since 1987.

     LAURA A. OSTRANDER, a senior vice president of Colonial, has co-managed the Fund since January, 2001 and has co-managed various other Colonial funds since December, 1996. Prior to joining Colonial, Ms. Ostrander was a portfolio manager with American Express Financial Advisers from July, 1994 to November, 1996.

     SCOTT B. RICHARDS, CFA, a senior vice president of Colonial, has co-managed the Fund since January, 2001 and has been the lead manager of another Colonial fund since July, 1999. Prior to joining Colonial, Mr. Richards was employed with State Street Research & Management Company as a vice president and portfolio manager since 1994.

     Nordea's investment decisions are made by a team. No single individual at Nordea is primarily responsible for making investment decisions with respect to the Fund.

7. The subsection PERFORMANCE HISTORY under the section THE FUND is amended to reflect a change in the Fund's primary benchmark from the Russell 1000 Index (Russell Index) to the Standard & Poor's 500 Index (S&P Index).
     The S&P Index is an unmanaged index that tracks performance of 500 widely held, large capitalization U.S. stocks. The Fund's advisor believes that the S&P Index is more representative of the Fund's investment philosophy and should create more meaningful performance comparisons. The Fund's returns are also compared to the Lehman Brothers Aggregate Bond Index (Lehman Index) and the Morningstar Domestic Hybrid Category Average (Morningstar Average). The Lehman Index is a market value-weighted index that tracks the daily price, coupon, pay-downs, and total return performance of fixed-rate, publicly placed, dollar-denominated, and non-convertible investment grade debt issues with at least $100 million par amount outstanding and with at least one year to final maturity. The Morningstar Average, which is calculated by Morningstar, Inc., is composed of funds with similar investment styles as measured by their underlying portfolio holdings. Morningstar, Inc. does not warrant its information to be accurate, correct, complete or timely. Morningstar, Inc. shall not be responsible for investment decisions, damages or other losses resulting from use of the averages and has not granted consent for it to be considered or deemed an "expert" under the Securities Act of 1933. Sales charges are not reflected in the Morningstar Average.

     Accordingly, the table Average Annual Total Returns - for periods ended December 31, 1999 is amended in its entirety as follows:


AVERAGE ANNUAL TOTAL RETURNS - FOR PERIODS ENDED DECEMBER 31, 1999


                                              1 YEAR         5 YEARS       10 YEARS

   Class Z (%)                                 13.72        19.72(1)       13.77(1)
   --------------------------------------- -------------- -------------- -------------
   S&P Index (%)                               21.03        28.54          18.19
   --------------------------------------- -------------- -------------- -------------
   Russell Index (%)                           20.91        28.04(1)       18.13(1)
   --------------------------------------- -------------- -------------- -------------
   Lehman Index (%)                            -0.82         7.73           7.70
   --------------------------------------- -------------- -------------- -------------
   Morningstar Average (%)                      8.77        15.60          11.37


[FN]
(1) Class Z is a newer class of shares. Its performance information includes returns of the Fund's Class A shares (the oldest existing fund class) for periods prior to the inception of the newer class of shares. Class A share returns are not restated to reflect any differences in expenses between Class A shares and the newer class of shares. If differences in expenses were reflected, the returns for periods prior to the inception of the newer class of shares would be higher, since Class Z shares are not subject to sales charges or service fees. Class A shares were initially offered on April 30, 1982, and Class Z shares were initially offered on July 31, 1995.



721-36/609E-0101                                               FEBRUARY 2, 2001